                                                                    Exhibit 99.1
                             Q3 2005 Conference Call
                         11:00 AM ET, Friday, 11/8/2005
                          Dial 888-433-1657 for Q and A
                          (International 303-957-1357)

Webcast: Via Web site, www.homeproperties.com,  in the "Investors" section under
"Financial Information."

Question  and  Answer:  You will need to press the  number one  followed  by the number four on your touchtone phone to be placed in the queue to ask a question.
If you are using a speakerphone,  please pick up the handset before pressing the numbers. No password is required.

Enclosed are the following supplemental reports:
1.       Property-by-Property Breakdown of Operating Results
2.       Occupancy Comparison by Regions and Sequential NOI Comparison
3.       Resident Statistics
4.       Same-Store Operating Expense Detail
5.       Summary of Recent Acquisitions
6.       Summary of Recent Sales
7.       Breakdown of Owned Units by Market
8.       Debt Summary Schedule
9.       Net Asset Value Calculation
10.      Capital Expenditure and Adjusted NOI Summary
11.      2005 Earnings Guidance
12.      Reconciliation of FIN 46 Consolidation - Balance Sheet

Audio Replay:  800-633-8284 (International for audio replay 402-977-9140)

Audio Replay Passcode:  21228982

Please call our office at  585-546-4900  if there is any additional  information that we can provide.

DPG:yjw
Enclosures

HOME PROPERTIES OWNED COMMUNITIES RESULTS

                                                THIRD QUARTER 2005                 Q3 '05 versus Q3 '04
                                                                                        % Growth
                                                                                  ----------------------
                                                                                                          Q3 '05
                                      # of        Date   Q3 '05  Q3 '05  Year Ago Rental Rental   NOI w/   % NOI       %
                                     Apts.       Acqu. Rent/Mo.  Occup.    Occup.  Rates  Revs.   G&A  w/ G&A  #Units
                                     -----       ----- --------  ------    ------  -----  -----   ------  ------  ------

Baltimore Region
 Bonnie Ridge                          960    7/1/1999     $974   91.8%     89.5%  -2.3%   0.2%     1.4%
 Canterbury Apartments                 618   7/16/1999     $833   93.8%     92.0%   1.5%   3.5%     4.3%
 Country Village                       344   4/30/1998     $807   94.9%     95.6%   2.9%   2.1%     3.9%
 Falcon Crest                          396   7/16/1999     $884   93.4%     92.1%   2.4%   3.9%     9.8%
 Fenland Field                         234    8/1/2001   $1,028   95.7%     92.2%   1.8%   5.7%     2.4%
 Gateway Village                       132   7/16/1999   $1,153   94.2%     93.7%   3.1%   3.6%     5.5%
 Mill Towne Village Apts               384   5/31/2001     $791   96.1%     94.5%   2.9%   4.6%     3.3%
 Morningside Heights                 1,050   4/30/1998     $812   92.9%     93.0%   3.7%   3.5%     2.7%
 Owings Run                            504   7/16/1999   $1,016   94.6%     92.1%   4.4%   7.2%    14.9%
 Ridgeview Chase                       204   1/13/2005     $988   95.1%       n/a    n/a    n/a      n/a
 Selford Townhomes                     102   7/16/1999   $1,202   93.9%     91.9%   4.9%   7.2%    18.8%
 Shakespeare Park                       84   7/16/1999     $811   94.6%     93.1%   0.5%   2.1%   -26.7%
 Timbercroft Townhomes                 284   7/16/1999     $781   99.1%    101.3%   6.0%   3.6%    10.9%
 Village Square
   Townhomes                           370   7/16/1999   $1,044   96.0%     95.2%   5.3%   6.2%     8.6%
 Woodholme Manor                       176   3/31/2001     $742   92.9%     94.9%   5.1%   2.9%    -0.4%
                                     -----               ------   ----      ----    ---    ---      ---    ----    ----
   Total Baltimore Region            5,842                 $902   94.0%     92.8%   2.3%   3.6%     5.1%   13.8%   13.7%

Boston Region:
 Gardencrest                           696   6/28/2002   $1,337   95.4%     92.0%   1.8%   5.5%     7.0%
 Stone Ends                            280   2/12/2003   $1,182   95.4%     93.8%  -0.6%   1.0%     2.8%
 The Village at Marshfield             276   3/17/2004   $1,119   92.9%     96.1%   5.7%   2.2%    -0.6%
                                     -----               ------   ----      ----    ---    ---      ---    ----    ----
   Total Boston Region               1,252               $1,254   94.9%     93.2%   2.0%   3.9%     4.6%    4.1%    2.9%

Buffalo, NY Region:
 Emerson Square                         96  10/15/1997     $689   97.3%     97.1%   3.0%   3.2%    12.8%
 Idylwood                              720    1/1/1995     $680   91.9%     93.6%   1.8%   0.0%    12.7%
 Paradise Lane                         324  10/15/1997     $703   87.8%     93.5%   1.1%  -5.1%   -13.3%
 Raintree Island                       504    8/4/1994     $722   89.9%     93.6%  -0.8%  -4.7%     4.7%
                                     -----               ------   ----      ----    ---    ---      ---    ----    ----
   Total Buffalo Region              1,644                 $698   90.8%     93.8%   0.9%  -2.3%     5.0%    2.2%    3.8%

Delaware Region
 Home Properties of Newark             432   7/16/1999     $837   93.4%     92.9%   5.8%   6.3%     8.3%
                                     -----               ------   ----      ----    ---    ---      ---    ----    ----
   Total Delaware Region               432                 $837   93.4%     92.9%   5.8%   6.3%     8.3%    0.9%    1.0%

Detroit, Michigan Region
 Canterbury Square                     336  10/29/1997     $737   91.0%     92.8%  -1.9%  -3.9%    -7.0%
 Carriage Hill - MI                    168   9/29/1998     $784   93.8%     95.5%   0.7%  -1.1%    -3.1%
 Carriage Park                         256   9/29/1998     $720   93.8%     93.7%  -2.4%  -2.3%    -8.7%
 Charter Square                        492  10/29/1997     $855   93.0%     93.2%  -0.2%  -0.4%     0.2%
 Cherry Hill Club                      165    7/7/1998     $639   89.8%     89.0%  -0.6%   0.3%    12.1%
 Cherry Hill Village                   224   9/29/1998     $689   92.8%     95.7%  -2.1%  -5.1%    -6.8%
 Deerfield Woods                       144   3/22/2000     $786   92.8%     90.1%  -2.2%   0.7%   -11.1%
 Fordham Green                         146  10/29/1997     $889   85.9%     91.8%  -0.2%  -6.5%   -19.2%
 Greentrees                            288  10/29/1997     $608   90.5%     82.7%  -7.3%   1.4%   -33.0%
 Hampton Court                         182   9/30/2000     $666   83.7%     82.3%  -0.7%   1.0%     9.3%
 Kingsley                              328  10/29/1997     $651   93.6%     92.1%  -3.2%  -1.7%    -1.0%
 Macomb Manor                          217   3/22/2000     $691   95.5%     90.9%  -1.2%   3.8%     8.2%
 Oak Park Manor                        298  10/29/1997     $847   83.5%     88.7%   0.6%  -5.3%    -2.4%
 Scotsdale                             376  11/26/1997     $651   93.4%     91.9%  -2.9%  -1.4%    -5.8%
 Southpointe Square                    224  10/29/1997     $641   90.5%     91.1%  -0.5%  -1.2%   -11.1%
 Springwells Park                      303    4/8/1999     $956   86.0%     87.1%  -3.3%  -4.6%   -19.0%
 Stephenson House                      128  10/29/1997     $668   94.1%     96.4%  -0.1%  -2.5%    -0.4%
 The Lakes                             434   11/5/1999     $836   86.3%     88.9%  -3.8%  -6.6%   -17.6%
 Woodland Gardens                      337  10/29/1997     $721   93.7%     91.2%  -2.2%   0.5%    -2.8%
                                     -----               ------   ----      ----    ---    ---      ---    ----    ----
   Total Detroit Region              5,046                 $747   90.5%     90.7%  -2.0%  -2.2%    -7.1%    7.2%   11.8%

Florida Region
 The Hamptons                          668    7/7/2004     $882   96.3%       n/a    n/a    n/a      n/a
 Vinings at Hampton Village            168    7/7/2004     $966   94.8%       n/a    n/a    n/a      n/a
                                     -----               ------   ----      ----    ---    ---      ---    ----    ----
   Total Florida Region                836                  899   95.9%     90.8%    n/a    n/a      n/a    1.5%    2.0%

Hudson Valley Region
 Carriage Hill                         140   7/17/1996   $1,218   95.1%     94.6%  -0.5%   0.1%    -1.4%
 Cornwall Park                          75   7/17/1996   $1,641   89.2%     94.5%   2.0%  -3.7%   -12.3%
 Lakeshore Villas                      152   7/17/1996   $1,052   93.6%     92.1%   1.9%   3.5%    -6.0%
 Patricia                              100    7/7/1998   $1,353   97.0%     93.6%   3.5%   7.2%    18.3%
 Sherwood Consolidation                224  10/11/2002   $1,106   96.2%     96.9%   9.4%   8.6%     2.1%
 Sunset Gardens                        217   7/17/1996     $916   94.7%     95.8%   2.9%   1.8%    -2.7%
                                     -----               ------   ----      ----    ---    ---      ---    ----    ----
   Total Hudson Valley
      Region                           908               $1,140   94.6%     94.8%   3.6%   3.4%    -0.5%    2.3%    2.1%

Illinois Region
 Blackhawk                             371  10/20/2000     $816   93.5%     90.9%  -4.1%  -1.3%    -5.3%
 Courtyards Village                    224   8/29/2001     $750   96.0%     94.4%  -1.7%   0.0%     8.3%
 Cypress Place                         192  12/27/2000     $882   93.1%     95.1%  -0.2%  -2.3%    -7.6%
 The Colony                            783    9/1/1999     $805   95.0%     95.0%  -2.9%  -2.9%     2.2%
 The New Colonies                      672   6/23/1998     $696   92.5%     92.8%   2.7%   2.4%     4.7%
                                     -----               ------   ----      ----    ---    ---      ---    ----    ----
   Total Illinois Region             2,242                 $775   94.0%     93.7%  -1.3%  -0.9%     1.3%    3.6%    5.2%

Long Island, NY Region
 Bayview / Colonial                    160   11/1/2000   $1,152   96.8%     96.4%   3.4%   3.9%     6.8%
 Cambridge Village                      82    3/1/2002   $1,470   98.7%     97.3%   7.7%   9.3%    13.8%
 Coventry Village                       94   7/31/1998   $1,338   94.6%     91.4%   2.4%   6.0%     4.4%
 Devonshire Hills                      297   7/16/2001   $1,672   97.3%     94.4%   0.7%   3.8%     6.4%
 East Winds                             96   11/1/2000   $1,124   92.3%     93.9%   3.0%   1.2%     3.5%
 Hawthorne Court                       434    4/4/2002   $1,341   94.0%     92.9%   4.9%   6.2%     7.8%
 Heritage Square                        80    4/4/2002   $1,463   98.2%     96.9%   8.2%   9.7%    13.3%
 Holiday Square                        144   5/31/2002   $1,037   96.9%     98.0%  13.6%  12.4%    21.0%
 Lake Grove Apartments                 368    2/3/1997   $1,376   93.1%     93.3%   1.9%   1.6%     6.6%
 Maple Tree                             84   11/1/2000   $1,139   94.0%     89.9%   1.8%   6.4%     1.4%
 Mid- Island Estates                   232    7/1/1997   $1,230   95.4%     95.3%   4.9%   5.0%     8.5%
 Rider Terrace                          24   11/1/2000   $1,236   94.4%     97.1%   5.8%   2.9%     8.0%
 Sayville Commons                      342   7/15/2005   $1,349   96.2%       n/a    n/a    n/a      n/a
 South Bay Manor                        61   9/11/2000   $1,507   94.5%     96.9%   1.2%  -1.3%   -12.9%
 Southern Meadows                      452   6/29/2001   $1,325   96.9%     93.5%   0.3%   3.9%     4.6%
 Stratford Greens                      359    3/1/2002   $1,395   96.5%     95.2%   2.9%   4.3%     2.1%
 Terry Apartments                       65   11/1/2000   $1,107   92.5%     87.8%   0.5%   5.9%    -0.4%
 Westwood Village Apts                 242    3/1/2002   $2,105   94.0%     94.9%   5.4%   4.5%     3.5%
 Woodmont Village Apts                  96    3/1/2002   $1,244   93.8%     93.4%   2.8%   3.3%    19.9%
 Yorkshire Village Apts                 40    3/1/2002   $1,498   95.3%     99.6%   7.2%   2.6%    -2.6%
                                     -----               ------   ----      ----    ---    ---      ---    ----    ----
   Total Long Island
      Region                         3,752               $1,394   95.4%     94.3%   3.4%   4.5%     5.9%   13.2%    8.8%

Maine Region
 Liberty Commons                        48    8/1/2005   $1,117   76.9%       n/a    n/a    n/a      n/a
 Mill Co. Gardens                       95    7/7/1998     $754   96.7%     97.4%   5.2%   4.4%     2.3%
 Redbank Village                       500    7/7/1998     $798   93.4%     92.1%   2.6%   4.1%     9.5%
                                     -----               ------   ----      ----    ---    ---      ---    ----    ----
   Total Maine Region                  643                 $791   93.9%     92.9%   3.0%   4.2%     8.5%    1.3%    1.5%

New Jersey Region
 Barrington Gardens                    148    3/1/2005     $781   95.4%       n/a    n/a    n/a      n/a
 Chatham Hill Apartments               308   1/30/2004   $1,527   91.8%     91.2%   7.4%   8.1%    17.9%
 East Hill Gardens                      33    7/7/1998   $1,397   90.3%     96.8%   4.0%  -3.1%    -2.3%
 Fairmount Apartments                   54   1/30/2004     $783   96.1%     96.1%   4.5%   4.6%    15.4%
 Hackensack Gardens                    198    3/1/2005     $793   98.1%       n/a    n/a    n/a      n/a
 Kensington Apartments                  38   1/30/2004     $905  100.2%     98.8%   3.0%   4.4%    11.1%
 Lakeview                              106    7/7/1998   $1,202   98.7%     96.0%   4.7%   7.6%    11.3%
 Northwood Apartments                  134   1/30/2004   $1,149   97.8%     95.4%   3.2%   5.8%     7.6%
 Oak Manor                              77    7/7/1998   $1,698   97.2%     94.3%   3.4%   6.5%    10.6%
 Pleasant View                       1,142    7/7/1998   $1,025   92.4%     93.9%   2.3%   0.5%     2.0%
 Pleasure Bay                          270    7/7/1998   $1,009   98.5%     95.2%   7.6%  11.4%    20.1%
 Regency Club                          372   9/24/2004   $1,085   93.5%       n/a    n/a    n/a      n/a
 Royal Gardens Apartments              550   5/28/1997   $1,091   93.2%     93.9%   4.7%   4.0%     8.1%
 Wayne Village                         275    7/7/1998   $1,230   96.2%     97.5%   6.2%   4.8%     7.7%
 Windsor Realty                         67    7/7/1998   $1,111   96.2%     97.9%   5.2%   3.4%     3.0%
                                     -----               ------   ----      ----    ---    ---      ---    ----    ----
   Total New Jersey Region           3,772               $1,097   94.2%     94.4%   4.5%   4.2%     8.0%   10.5%    8.8%

Philadelphia Region
 Beechwood Gardens                     160    7/7/1998     $827   97.0%     93.3%   2.0%   6.1%    26.3%
 Castle Club                           158   3/15/2000     $914   95.6%     92.8%   3.3%   6.4%    30.5%
 Chesterfield                          247   9/23/1997     $871   95.7%     94.8%   0.6%   1.5%     5.2%
 Curren Terrace                        318   9/23/1997     $913   91.4%     89.7%   1.7%   3.5%    -4.5%
 Executive House                       100   9/23/1997     $929   91.8%     91.3%   1.3%   1.9%     0.6%
 Glen Brook                            173   7/28/1999     $780   90.8%     90.8%   1.6%   1.5%     9.2%
 Glen Manor                            174   9/23/1997     $764   89.1%     92.6%   0.3%  -3.5%    -6.9%
 Golf Club                             399   3/15/2000   $1,017   90.6%     92.3%   0.4%  -1.5%     0.3%
 Hill Brook Place                      274   7/28/1999     $857   96.8%     97.3%   3.9%   3.4%     8.2%
 Home Properties of
   Bryn Mawr                           316   3/15/2000   $1,044   94.1%     90.4%  -1.2%   2.9%    11.1%
 Home Properties of
   Devon                               629   3/15/2000   $1,057   92.9%     83.2%  -3.9%   7.3%    20.7%
 New Orleans Park                      442   7/28/1999     $799   91.5%     94.2%   1.9%  -1.0%    -3.7%
 Racquet Club                          467    7/7/1998   $1,003   97.6%     94.7%   3.1%   6.2%    10.6%
 Racquet Club South                    103   5/27/1999     $862   98.4%     94.2%   1.4%   5.9%    13.1%
 Ridley Brook                          244   7/28/1999     $847   92.1%     93.5%   2.7%   1.2%   -14.7%
 Sherry Lake                           298   7/23/1998   $1,141   93.1%     94.3%   2.6%   1.3%    -0.1%
 The Brooke at
   Peachtree Village                   146   8/15/2005     $983   97.6%       n/a    n/a    n/a      n/a
 The Landings                          384  11/25/1996     $967   95.9%     96.3%  -2.0%  -2.5%     0.8%
 Trexler Park                          249   3/15/2000   $1,034   93.5%     91.6%  -3.9%  -1.9%    -2.8%
 Valley View                           177   9/23/1997     $813   92.0%     88.7%   4.1%   8.1%    14.9%
 Village Square                        128   9/23/1997     $909   95.1%     94.0%   0.4%   1.6%     5.2%
 William Henry                         363   3/15/2000   $1,104   93.7%     93.1%   3.0%   3.7%     2.6%
                                     -----               ------   ----      ----    ---    ---      ---    ----    ----
   Total Philadelphia Region         5,949                 $952   93.7%     92.0%   0.6%   2.5%     5.6%   13.9%   13.9%

Rochester, NY Region:
 1600 East Avenue                      164   9/18/1997   $1,039   93.4%     93.7%   0.6%   0.3%    -2.7%
 1600 Elmwood                          210    8/4/1994     $939   89.4%     91.6%   1.2%  -1.2%   -15.6%
 Brook Hill                            192    8/4/1994     $844   95.2%     92.2%  -2.8%   0.4%     9.1%
 Newcastle Apartments                  197    8/4/1994     $759   93.5%     94.5%  -0.8%  -1.8%    -4.1%
 Perinton Manor                        224    8/4/1994     $825   93.4%     93.9%   1.2%   0.6%    -7.6%
 Riverton Knolls                       240    8/4/1994     $838   92.5%     89.0%  -0.1%   3.9%    14.6%
 Spanish Gardens                       220    8/4/1994     $684   93.0%     87.2%  -4.5%   1.8%     6.3%
 The Meadows                           113    8/4/1994     $767   89.3%     96.2%   2.5%  -4.8%   -11.4%
 Woodgate                              120   6/30/1997     $828   86.7%     91.7%  -0.8%  -6.3%   -26.8%
                                     -----               ------   ----      ----    ---    ---      ---    ----    ----
   Total Rochester Region            1,680                 $834   92.2%     91.9%  -0.4%  -0.2%    -3.1%    2.7%    3.9%

Syracuse, NY Region:
 Fairview Heights                      214    8/4/1994   $1,004   88.5%     88.2%   4.6%   5.0%    10.2%
 Harborside Manor                      281   9/30/1994     $700   92.0%     96.1%   3.1%  -1.3%    -8.9%
 Pearl Street                           60   5/17/1995     $624   92.4%     94.6%   5.1%   2.8%    16.0%
 Village Green
   (inclu Fairways)                    448  12/19/1994     $713   91.4%     93.0%   1.6%  -0.1%    -1.3%
 Westminster Place                     240    1/1/1996     $691   91.9%     90.6%   1.5%   2.9%    28.1%
                                     -----               ------   ----      ----    ---    ---      ---    ----    ----
   Total Syracuse Region             1,243                 $752   91.0%     92.2%   2.7%   1.4%     4.0%    1.8%    2.9%

Washington DC Region
 Braddock Lee                          255   3/16/1998   $1,198   94.1%     96.5%   6.3%   3.6%     0.6%
 Brittany Place                        591   8/22/2002   $1,045   91.7%     93.7%   0.2%  -1.9%   -12.7%
 Cider Mill                            864   9/27/2002   $1,031   93.6%     94.2%   1.2%   0.6%     3.1%
 East Meadow                           150    8/1/2000   $1,245   95.9%     97.7%   4.9%   3.0%     3.8%
 Elmwood Terrace                       504   6/30/2000     $833   92.8%     87.9%   0.7%   6.3%    18.8%
 Falkland Chase                        450   9/10/2003   $1,176   92.2%     90.4%   4.0%   6.1%    12.2%
 Orleans Village                       851  11/16/2000   $1,202   95.4%     91.1%   2.9%   7.8%    12.7%
 Park Shirlington                      294   3/16/1998   $1,164   95.4%     93.9%   2.9%   4.5%     6.0%
 Pavilion Apartments                   432    7/1/1999   $1,409   92.5%     91.6%  -0.2%   0.9%    20.2%
 Seminary Hill                         296    7/1/1999   $1,169   95.8%     89.4%   0.3%   7.4%    25.8%
 Seminary Towers                       539    7/1/1999   $1,194   93.3%     94.7%   4.0%   2.5%     0.4%
 Tamarron Apartments                   132   7/16/1999   $1,259   95.5%     95.9%   6.4%   6.0%     3.8%
 The Apts at
   Wellington Trace                    240    3/2/2004   $1,156   96.4%     97.2%  -1.4%  -2.2%    -0.1%
 The Manor - MD                        435   8/31/2001   $1,118   94.2%     94.1%  -0.1%   0.1%     0.3%
 The Manor - VA                        198   2/19/1999   $1,002   92.7%     94.8%  11.3%   8.8%    20.8%
 The Sycamores                         185  12/16/2002   $1,210   96.2%     95.2%   7.4%   8.5%    19.3%
 Virginia Village                      344   5/31/2001   $1,213   94.8%     94.0%   1.5%   2.2%    -4.1%
 Wellington Lakes                      160  10/24/2001     $789   95.8%     86.5%   2.0%  12.9%    34.7%
 Wellington Woods                      114  10/24/2001     $810   95.5%     86.8%  -2.6%   7.2%    32.4%
 West Springfield                      244  11/18/2002   $1,280   95.4%     93.4%   4.7%   7.0%    12.1%
 Woodleaf Apartments                   228   3/19/2004   $1,003   92.4%     96.1%   4.4%   0.4%   -10.6%
                                     -----               ------   ----      ----    ---    ---      ---    ----    ----
   Total Washington DC
      Region                         7,506               $1,125   94.1%     93.0%   2.4%   3.5%     6.6%   21.1%   17.6%

TOTAL OWNED PORTFOLIO               42,747                 $981   93.7%       n/a    n/a    n/a      n/a  100.0%  100.0%
TOTAL CORE PORTFOLIO                39,175                 $974   93.6%     92.8%   1.6%   2.5%     4.3%

HOME PROPERTIES OWNED COMMUNITIES RESULTS
                                                  September YTD                   YTD '05 versus YTD '04
                                                                                        % Growth
                                                                                  ----------------------
                                                                                                         YTD '05
                                      # of        Date  YTD '05 YTD '05  Year Ago Rental Rental    NOI w/     NOI       %
                                     Apts.       Acqu. Rent/Mo.  Occup.    Occup.  Rates  Revs.    G&A   w/G&A  #Units
                                     -----       ----- --------  ------    ------  -----  -----    -----   -----  ------

Baltimore Region
 Bonnie Ridge                          960    7/1/1999     $989   91.7%     91.6%  -0.6%  -0.5%    -4.8%
 Canterbury Apartments                 618   7/16/1999     $826   93.3%     93.6%   3.4%   3.1%     3.6%
 Country Village                       344   4/30/1998     $798   92.8%     94.0%   3.3%   2.0%    -1.3%
 Falcon Crest                          396   7/16/1999     $878   90.1%     93.5%   3.1%  -0.7%    -2.1%
 Fenland Field                         234    8/1/2001   $1,022   94.0%     92.5%   2.5%   4.2%     0.2%
 Gateway Village                       132   7/16/1999   $1,137   92.1%     93.6%   2.8%   1.2%     0.1%
 Mill Towne Village Apts               384   5/31/2001     $783   94.6%     94.0%   3.8%   4.5%     2.3%
 Morningside Heights                 1,050   4/30/1998     $804   93.7%     94.0%   3.7%   3.4%     5.8%
 Owings Run                            504   7/16/1999   $1,000   94.3%     92.6%   4.6%   6.6%     6.4%
 Ridgeview Chase                       204   1/13/2005   $1,011   93.5%       n/a    n/a    n/a      n/a
 Selford Townhomes                     102   7/16/1999   $1,182   93.3%     94.0%   4.9%   4.1%     6.9%
 Shakespeare Park                       84   7/16/1999     $809   96.1%     96.4%  16.4%  16.1%    -0.6%
 Timbercroft Townhomes                 284   7/16/1999     $753   98.7%    100.0%   4.4%   3.1%     5.2%
 Village Square Townhomes              370   7/16/1999   $1,026   95.5%     95.3%   4.4%   4.6%     6.0%
 Woodholme Manor                       176   3/31/2001     $726   91.5%     94.7%   4.3%   0.7%    -7.5%
                                     -----               ------   ----      ----    ---    ---      ---    ----    ----
   Total Baltimore Region            5,842                 $892   93.4%     93.6%   3.0%   2.8%     1.7%   14.2%   13.7%

Boston Region:
 Gardencrest                           696   6/28/2002   $1,318   94.8%     92.9%   2.6%   4.7%     4.3%
 Stone Ends                            280   2/12/2003   $1,170   95.1%     94.6%  -0.7%  -0.2%    -3.4%
 The Village at Marshfield             276   3/17/2004   $1,094   93.6%       n/a    n/a    n/a      n/a
                                     -----               ------   ----      ----    ---    ---      ---    ----    ----
   Total Boston Region               1,252               $1,236   94.6%     93.3%   1.7%   3.4%     2.1%    3.9%    2.9%

Buffalo, NY Region:
 Emerson Square                         96  10/15/1997     $684   96.3%     97.0%   3.5%   2.8%     5.1%
 Idylwood                              720    1/1/1995     $676   92.8%     93.8%   2.4%   1.3%    14.3%
 Paradise Lane                         324  10/15/1997     $702   90.2%     93.1%   2.2%  -1.0%    -1.1%
 Raintree Island                       504    8/4/1994     $728   89.3%     93.4%   1.6%  -2.8%    -4.3%
                                     -----               ------   ----      ----    ---    ---      ---    ----    ----
   Total Buffalo Region              1,644                 $698   91.4%     93.7%   2.1%  -0.4%     5.1%    2.2%    3.8%

Delaware Region
 Home Properties of Newark             432   7/16/1999     $820   95.0%     94.0%   5.4%   6.5%    15.3%
                                     -----               ------   ----      ----    ---    ---      ---    ----    ----
   Total Delaware Region               432                 $820   95.0%     94.0%   5.4%   6.5%    15.3%    1.0%    1.0%

Detroit, Michigan Region
 Canterbury Square                     336  10/29/1997     $751   86.6%     95.0%  -0.1%  -8.9%   -15.6%
 Carriage Hill - MI                    168   9/29/1998     $784   93.6%     95.2%   1.2%  -0.5%    -4.5%
 Carriage Park                         256   9/29/1998     $737   92.2%     94.4%   0.0%  -2.4%    -3.8%
 Charter Square                        492  10/29/1997     $858   91.7%     93.2%   1.0%  -0.7%    -6.0%
 Cherry Hill Club                      165    7/7/1998     $640   89.5%     86.8%  -1.0%   2.0%    15.6%
 Cherry Hill Village                   224   9/29/1998     $700   95.1%     96.6%  -0.4%  -2.1%    -7.7%
 Deerfield Woods                       144   3/22/2000     $795   93.7%     90.9%  -2.1%   1.0%     0.0%
 Fordham Green                         146  10/29/1997     $889   87.6%     90.6%  -0.2%  -3.5%    -5.0%
 Greentrees                            288  10/29/1997     $633   84.8%     87.3%  -3.2%  -6.0%   -29.7%
 Hampton Court                         182   9/30/2000     $680   86.5%     86.4%   1.4%   1.5%     9.3%
 Kingsley                              328  10/29/1997     $669   93.1%     93.3%  -0.2%  -0.4%    -3.6%
 Macomb Manor                          217   3/22/2000     $692   91.8%     93.3%  -0.6%  -2.1%   -12.6%
 Oak Park Manor                        298  10/29/1997     $851   85.8%     89.1%   1.3%  -2.5%    -2.7%
 Scotsdale                             376  11/26/1997     $659   92.5%     92.9%  -2.1%  -2.5%    -6.8%
 Southpointe Square                    224  10/29/1997     $645   88.7%     91.5%   0.4%  -2.8%    -8.6%
 Springwells Park                      303    4/8/1999     $963   88.7%     89.9%  -1.2%  -2.5%    -8.5%
 Stephenson House                      128  10/29/1997     $672   94.4%     94.0%   1.0%   1.3%     2.3%
 The Lakes                             434   11/5/1999     $838   85.0%     90.2%  -3.3%  -8.9%   -25.8%
 Woodland Gardens                      337  10/29/1997     $722   95.2%     93.9%  -1.1%   0.3%    -5.5%
                                     -----               ------   ----      ----    ---    ---      ---    ----    ----
   Total Detroit Region              5,046                 $755   90.0%     91.9%  -0.6%  -2.7%    -8.6%    7.6%   11.8%

Florida Region
 The Hamptons                          668    7/7/2004     $868   96.1%       n/a    n/a    n/a      n/a
 Vinings at Hampton Village            168    7/7/2004     $947   94.4%       n/a    n/a    n/a      n/a
                                     -----               ------   ----      ----    ---    ---      ---    ----    ----
   Total Florida Region                836                 $884   95.8%     90.8%    n/a    n/a      n/a    1.7%    2.0%

Hudson Valley Region
 Carriage Hill                         140   7/17/1996   $1,212   92.9%     93.8%   0.6%  -0.3%     1.8%
 Cornwall Park                          75   7/17/1996   $1,630   88.1%     90.4%   2.0%  -0.7%    -8.8%
 Lakeshore Villas                      152   7/17/1996   $1,041   93.4%     92.3%   3.5%   4.8%    -4.2%
 Patricia                              100    7/7/1998   $1,338   96.2%     92.6%   3.1%   7.1%     7.9%
 Sherwood Consolidation                224  10/11/2002   $1,077   96.8%     96.8%   9.8%   9.7%     4.2%
 Sunset Gardens                        217   7/17/1996     $908   94.7%     95.7%   4.2%   3.0%     3.7%
                                     -----               ------   ----      ----    ---    ---      ---    ----    ----
   Total Hudson Valley Region          908               $1,126   94.1%     94.0%   4.3%   4.4%     1.1%    2.3%    2.1%

Illinois Region
 Blackhawk                             371  10/20/2000     $826   91.0%     88.7%  -2.9%  -0.4%    -5.6%
 Courtyards Village                    224   8/29/2001     $750   94.4%     95.7%  -0.9%  -2.2%    -6.2%
 Cypress Place                         192  12/27/2000     $889   93.0%     94.3%   1.0%  -0.4%    -4.5%
 The Colony                            783    9/1/1999     $811   92.7%     92.4%  -2.2%  -1.9%    -4.0%
 The New Colonies                      672   6/23/1998     $700   91.3%     92.8%  -0.1%  -1.8%    -0.5%
                                     -----               ------   ----      ----    ---    ---      ---    ----    ----
   Total Illinois Region             2,242                 $781   92.2%     92.4%  -1.3%  -1.5%    -3.5%    3.6%    5.2%

Long Island, NY Region
 Bayview / Colonial                    160   11/1/2000   $1,144   95.9%     96.3%   3.5%   3.0%     0.7%
 Cambridge Village                      82    3/1/2002   $1,439   97.9%     97.3%   8.0%   8.6%    14.4%
 Coventry Village                       94   7/31/1998   $1,332   95.8%     94.1%   3.0%   4.9%     7.1%
 Devonshire Hills                      297   7/16/2001   $1,656   96.5%     94.5%  -0.2%   1.9%     2.5%
 East Winds                             96   11/1/2000   $1,114   93.3%     93.6%   2.6%   2.3%     5.7%
 Hawthorne Court                       434    4/4/2002   $1,324   94.4%     95.2%   4.9%   4.0%     0.1%
 Heritage Square                        80    4/4/2002   $1,423   98.3%     96.3%   8.5%  10.8%    10.2%
 Holiday Square                        144   5/31/2002   $1,032   94.7%     98.6%  13.5%   9.1%     6.4%
 Lake Grove Apartments                 368    2/3/1997   $1,365   92.9%     93.4%   2.0%   1.4%    -0.2%
 Maple Tree                             84   11/1/2000   $1,134   92.8%     91.3%   1.5%   3.2%    -0.2%
 Mid- Island Estates                   232    7/1/1997   $1,222   95.0%     96.2%   6.0%   4.7%     5.9%
 Rider Terrace                          24   11/1/2000   $1,223   92.2%     97.6%   6.4%   0.6%     0.4%
 Sayville Commons                      342   7/15/2005   $1,349   96.2%       n/a    n/a    n/a      n/a
 South Bay Manor                        61   9/11/2000   $1,519   93.2%     96.7%   4.3%   0.5%    -6.2%
 Southern Meadows                      452   6/29/2001   $1,319   95.6%     94.4%   0.3%   1.6%     1.3%
 Stratford Greens                      359    3/1/2002   $1,377   95.9%     93.9%   2.4%   4.6%    -2.9%
 Terry Apartments                       65   11/1/2000   $1,102   96.3%     91.3%   0.9%   6.4%     4.2%
 Westwood Village Apts                 242    3/1/2002   $2,077   94.5%     95.2%   6.5%   5.6%     1.6%
 Woodmont Village Apts                  96    3/1/2002   $1,234   94.5%     94.7%   3.3%   3.0%     5.3%
 Yorkshire Village Apts                 40    3/1/2002   $1,471   96.6%     98.8%   6.8%   4.4%     0.9%
                                     -----               ------   ----      ----    ---    ---      ---    ----    ----
   Total Long Island Region          3,752               $1,380   95.1%     94.8%   3.5%   3.7%     1.7%   12.6%    8.8%

Maine Region
 Liberty Commons                        48    8/1/2005   $1,117   76.9%       n/a    n/a    n/a      n/a
 Mill Co. Gardens                       95    7/7/1998     $744   96.4%     95.3%   5.5%   6.7%     7.6%
 Redbank Village                       500    7/7/1998     $792   92.5%     92.5%   3.6%   3.5%     8.4%
                                     -----               ------   ----      ----    ---    ---      ---    ----    ----
   Total Maine Region                  643                 $784   93.1%     93.0%   3.9%   4.0%     8.3%    1.3%    1.5%

New Jersey Region
 Barrington Gardens                    148    3/1/2005     $781   95.3%       n/a    n/a    n/a      n/a
 Chatham Hill Apartments               308   1/30/2004   $1,487   94.0%       n/a    n/a    n/a      n/a
 East Hill Gardens                      33    7/7/1998   $1,377   96.1%     93.5%   4.0%   6.9%    11.9%
 Fairmount Apartments                   54   1/30/2004     $779   98.2%       n/a    n/a    n/a      n/a
 Hackensack Gardens                    198    3/1/2005     $793   97.0%       n/a    n/a    n/a      n/a
 Kensington Apartments                  38   1/30/2004     $898   97.1%       n/a    n/a    n/a      n/a
 Lakeview                              106    7/7/1998   $1,190   95.6%     95.5%   5.4%   5.4%     8.2%
 Northwood Apartments                  134   1/30/2004   $1,133   96.3%       n/a    n/a    n/a      n/a
 Oak Manor                              77    7/7/1998   $1,675   96.9%     96.6%   3.6%   3.9%     7.8%
 Pleasant View                       1,142    7/7/1998   $1,019   92.6%     94.5%   2.8%   0.7%    -0.6%
 Pleasure Bay                          270    7/7/1998     $992   96.5%     96.0%   8.0%   8.5%    10.0%
 Regency Club                          372   9/24/2004   $1,068   95.3%       n/a    n/a    n/a      n/a
 Royal Gardens Apartments              550   5/28/1997   $1,079   92.1%     93.7%   4.5%   2.7%     2.6%
 Wayne Village                         275    7/7/1998   $1,209   95.3%     96.3%   6.3%   5.2%     9.1%
 Windsor Realty                         67    7/7/1998   $1,095   94.3%     95.8%   5.3%   3.7%    -0.7%
                                     -----               ------   ----      ----    ---    ---      ---    ----    ----
   Total New Jersey Region           3,772               $1,113   94.0%     94.8%   4.3%   3.0%     3.3%   10.1%    8.8%

Philadelphia Region
 Beechwood Gardens                     160    7/7/1998     $826   94.7%     95.4%   4.3%   3.5%     7.4%
 Castle Club                           158   3/15/2000     $902   94.3%     93.6%   4.4%   5.1%    15.3%
 Chesterfield                          247   9/23/1997     $870   96.0%     95.6%   1.9%   2.4%     8.5%
 Curren Terrace                        318   9/23/1997     $908   93.8%     90.9%   1.8%   5.1%     9.0%
 Executive House                       100   9/23/1997     $921   94.6%     93.6%   2.4%   3.5%     6.6%
 Glen Brook                            173   7/28/1999     $766   91.8%     93.4%   1.2%  -0.6%    -0.1%
 Glen Manor                            174   9/23/1997     $760   92.4%     93.3%   1.3%   0.3%     3.1%
 Golf Club                             399   3/15/2000   $1,007   91.3%     91.5%   0.8%   0.6%     7.0%
 Hill Brook Place                      274   7/28/1999     $845   95.7%     96.9%   3.6%   2.3%     4.5%
 Home Properties of Bryn Mawr          316   3/15/2000   $1,036   92.3%     93.8%  -0.2%  -1.7%    -0.3%
 Home Properties of Devon              629   3/15/2000   $1,058   88.7%     88.2%  -2.2%  -1.5%    -0.2%
 New Orleans Park                      442   7/28/1999     $790   92.8%     93.9%   1.2%   0.1%    -0.4%
 Racquet Club                          467    7/7/1998     $994   96.7%     95.5%   4.2%   5.4%    12.9%
 Racquet Club South                    103   5/27/1999     $853   96.9%     94.0%   1.8%   4.9%     7.8%
 Ridley Brook                          244   7/28/1999     $838   93.7%     96.1%   3.4%   0.8%    -5.4%
 Sherry Lake                           298   7/23/1998   $1,127   93.9%     95.3%   3.2%   1.7%     6.5%
 The Brooke at Peachtree Village       146   8/15/2005     $983   97.6%       n/a    n/a    n/a      n/a
 The Landings                          384  11/25/1996     $958   95.4%     95.3%  -1.8%  -1.7%    -1.0%
 Trexler Park                          249   3/15/2000   $1,025   92.9%     89.3%  -2.3%   1.6%     4.3%
 Valley View                           177   9/23/1997     $803   91.0%     88.7%   4.0%   6.6%    20.1%
 Village Square                        128   9/23/1997     $906   96.0%     94.4%   1.8%   3.6%     8.9%
 William Henry                         363   3/15/2000   $1,094   92.5%     92.7%   3.9%   3.6%     9.0%
                                     -----               ------   ----      ----    ---    ---      ---    ----    ----
   Total Philadelphia Region         5,949                 $945   93.2%     93.0%   1.3%   1.6%     5.0%   13.4%   13.9%

Rochester, NY Region:
 1600 East Avenue                      164   9/18/1997   $1,041   90.6%     93.1%   1.0%  -1.8%    -3.0%
 1600 Elmwood                          210    8/4/1994     $930   92.8%     92.9%   1.1%   1.0%    -4.3%
 Brook Hill                            192    8/4/1994     $858   91.4%     93.9%  -0.8%  -3.4%    -2.6%
 Newcastle Apartments                  197    8/4/1994     $765   92.9%     94.2%  -0.3%  -1.7%    -4.0%
 Perinton Manor                        224    8/4/1994     $822   93.8%     95.0%   1.6%   0.2%    -8.2%
 Riverton Knolls                       240    8/4/1994     $838   92.0%     90.9%   0.6%   1.9%    15.1%
 Spanish Gardens                       220    8/4/1994     $695   90.7%     90.9%  -1.8%  -2.0%    -1.7%
 The Meadows                           113    8/4/1994     $768   95.1%     96.4%   2.8%   1.5%     4.2%
 Woodgate                              120   6/30/1997     $829   91.9%     92.8%   0.2%  -0.8%    -3.4%
                                     -----               ------   ----      ----    ---    ---      ---    ----    ----
   Total Rochester Region            1,680                 $837   92.2%     93.2%   0.4%  -0.6%    -0.9%    2.9%    3.9%

Syracuse, NY Region:
 Fairview Heights                      214    8/4/1994     $994   86.3%     88.9%   4.9%   1.8%    -1.0%
 Harborside Manor                      281   9/30/1994     $692   94.6%     94.8%   3.1%   2.9%    10.4%
 Pearl Street                           60   5/17/1995     $613   93.0%     95.8%   4.9%   1.8%    14.5%
 Village Green (inclu Fairways)        448  12/19/1994     $707   89.9%     91.9%   1.6%  -0.6%    -0.3%
 Westminster Place                     240    1/1/1996     $682   92.1%     92.9%   1.7%   1.0%    10.9%
                                     -----               ------   ----      ----    ---    ---      ---    ----    ----
   Total Syracuse Region             1,243                 $744   90.6%     92.2%   2.8%   1.1%     4.1%    1.8%    2.9%

Washington DC Region
 Braddock Lee                          255   3/16/1998   $1,179   93.8%     96.3%   6.0%   3.3%     2.0%
 Brittany Place                        591   8/22/2002   $1,053   90.9%     94.2%   2.5%  -1.1%    -9.4%
 Cider Mill                            864   9/27/2002   $1,030   93.4%     94.7%   1.2%  -0.2%    -1.6%
 East Meadow                           150    8/1/2000   $1,226   96.2%     96.6%   5.5%   5.1%     9.8%
 Elmwood Terrace                       504   6/30/2000     $830   89.6%     91.5%   1.3%  -0.8%     0.1%
 Falkland Chase                        450   9/10/2003   $1,155   92.1%     93.0%   3.4%   2.4%     7.1%
 Orleans Village                       851  11/16/2000   $1,184   93.3%     93.0%   3.6%   3.9%     4.1%
 Park Shirlington                      294   3/16/1998   $1,156   92.9%     93.6%   2.4%   1.6%     3.3%
 Pavilion Apartments                   432    7/1/1999   $1,403   92.9%     91.1%   0.6%   2.6%     8.7%
 Seminary Hill                         296    7/1/1999   $1,170   92.5%     92.0%   1.7%   2.3%     6.5%
 Seminary Towers                       539    7/1/1999   $1,180   92.9%     93.6%   3.6%   2.9%     2.7%
 Tamarron Apartments                   132   7/16/1999   $1,231   94.9%     94.7%   6.7%   6.9%     7.0%
 The Apts at Wellington Trace          240    3/2/2004   $1,167   95.9%       n/a    n/a    n/a      n/a
 The Manor - MD                        435   8/31/2001   $1,113   92.3%     93.7%  -0.5%  -2.0%     0.2%
 The Manor - VA                        198   2/19/1999     $969   93.6%     92.1%   6.3%   8.1%    25.4%
 The Sycamores                         185  12/16/2002   $1,189   96.2%     95.1%   6.2%   7.5%    14.2%
 Virginia Village                      344   5/31/2001   $1,202   95.7%     95.1%   1.7%   2.4%    -2.4%
 Wellington Lakes                      160  10/24/2001     $773   93.3%     87.3%   0.3%   7.2%    32.0%
 Wellington Woods                      114  10/24/2001     $809   89.5%     88.0%  -1.3%   0.4%    16.7%
 West Springfield                      244  11/18/2002   $1,251   96.7%     93.9%   3.3%   6.4%    12.7%
 Woodleaf Apartments                   228   3/19/2004     $994   92.7%       n/a    n/a    n/a      n/a
                                     -----               ------   ----      ----    ---    ---      ---    ----    ----
   Total Washington DC
   Region                            7,506               $1,115   93.2%     93.4%   2.6%   2.2%     3.7%   21.6%   17.6%

TOTAL OWNED PORTFOLIO               42,747                 $974   93.2%       n/a    n/a    n/a      n/a  100.0%  100.0%
TOTAL CORE  PORTFOLIO               39,175                 $968   93.0%     93.4%   2.2%   1.7%     1.8%

September 30, 2005 Supplemental Information

ECONOMIC OCCUPANCY COMPARISON BY REGIONS - CORE PROPERTIES

--------------------------------------------------------------------------------
                                                    3rd Qtr   2nd Qtr
Region                                   % Units       2005      2005  Variance

Washington                                 18.0%      94.0%     93.2%      0.8%
New Jersey, Long Island, Hudson Valley     17.5%      94.9%     94.9%      0.0%
Philadelphia                               14.8%      93.7%     93.3%      0.4%
Baltimore                                  14.4%      94.0%     93.3%      0.7%
Detroit                                    12.9%      90.5%     89.5%      1.0%
Upstate, NY                                11.7%      91.4%     92.0%     -0.6%
Chicago                                     5.7%      94.0%     92.2%      1.8%
Misc.                                       5.0%      94.5%     94.9%     -0.4%

Total                                     100.0%      93.6%     93.2%      0.4%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    3rd Qtr   3rd Qtr
Region                                   % Units       2005      2004  Variance

Washington                                 18.0%      94.0%     92.8%      1.2%
New Jersey, Long Island, Hudson Valley     17.5%      94.9%     94.5%      0.4%
Philadelphia                               14.8%      93.7%     92.0%      1.7%
Baltimore                                  14.4%      94.0%     92.8%      1.2%
Detroit                                    12.9%      90.5%     90.7%     -0.2%
Upstate, NY                                11.7%      91.4%     92.7%     -1.3%
Chicago                                     5.7%      94.0%     93.7%      0.3%
Misc.                                       5.0%      94.5%     92.7%      1.8%

Total                                     100.0%      93.6%     92.8%      0.8%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Sep   3rd Qtr
Region                                   % Units       2005      2005  Variance

Washington                                 18.0%      94.2%     94.0%      0.2%
New Jersey, Long Island, Hudson Valley     17.5%      94.6%     94.9%     -0.3%
Philadelphia                               14.8%      93.4%     93.7%     -0.3%
Baltimore                                  14.4%      95.2%     94.0%      1.2%
Detroit                                    12.9%      91.5%     90.5%      1.0%
Upstate, NY                                11.7%      91.7%     91.4%      0.3%
Chicago                                     5.7%      94.6%     94.0%      0.6%
Misc.                                       5.0%      94.3%     94.5%     -0.2%

Total                                     100.0%      93.8%     93.6%      0.2%

--------------------------------------------------------------------------------

SAME STORE SEQUENTIAL RESULTS
THIRD QUARTER 2005 VERSUS SECOND QUARTER 2005

--------------------------------------------------------------------------------

Region                                   % Units   Revenues  Expenses       NOI

Washington                                 18.0%       3.2%      3.0%      3.4%
New Jersey, Long Island, Hudson Valley     17.5%       2.2%     -3.2%      5.7%
Philadelphia                               14.8%       2.0%     -7.0%      8.6%
Baltimore                                  14.4%       3.3%      2.0%      4.0%
Detroit                                    12.9%       1.2%      2.4%      0.1%
Upstate, NY                                11.7%       0.5%      0.8%      0.2%
Chicago                                     5.7%       3.4%     -4.1%     11.9%
Misc.                                       5.0%       2.4%     -3.0%      5.4%

Total                                     100.0%       2.3%     -0.9%      4.7%

Home Properties, Inc.
September 30, 2005 Supplemental Information

Resident Statistics

Top Six Reasons for Moveouts  3RD QTR     2ND QTR    1ST QTR   4TH QTR    3RD QTR   2ND QTR   1ST QTR       YEAR    YEAR    YEAR
                                 2005        2005       2005      2004       2004      2004      2004       2004    2003    2002
                                 ----        ----       ----      ----       ----      ----      ----       ----    ----    ----

Home purchase                  20.80%      19.40%     18.50%    19.80%     20.40%    20.40%    17.50%     17.50%  19.60%  18.80%

Employment related             15.30%      15.80%     15.10%    16.10%     15.00%    14.70%    16.20%     16.20%  14.90%  14.30%

Location convenience/
     apartment size            14.60%      13.00%     11.90%    11.60%     12.70%    13.80%    11.00%     11.00%  12.20%  10.80%

Eviction/skip                  11.20%      10.80%     15.30%    12.70%     11.30%    11.20%    14.10%     14.10%  12.60%  10.90%

Domestic Situation             10.00%       9.40%      5.50%     6.60%      9.00%     9.50%     5.50%      8.00%   8.40%   8.10%

Rent level                      8.80%      10.10%      8.90%     9.80%      9.30%     9.30%     9.80%      9.80%   9.10%  11.80%

Traffic                                    Signed               Signed                  Turnover
                              Traffic      Leases    Traffic    Leases    --------------------------------------
                              3rd Qtr     3rd Qtr   Nine Mos  Nine Mos
                                   05          05         05        05
                                   To          To         To        To
                              3rd Qtr     3rd Qtr   Nine Mos  Nine Mos    3rd Qtr   3rd Qtr  Nine Mos   Nine Mos
                                   04          04         04        04         05        04        05         04
                              -------     -------   --------  --------    -------   -------  --------   --------
Region
------
Baltimore                         -4%         12%        -4%        9%        14%       15%       37%        38%
Washington                       -13%          0%        -9%        9%        14%       15%       36%        37%
New Jersey                        -2%          5%        -8%       15%        11%       11%       30%        30%
Long Island                      -11%        -15%        -9%       -2%        12%       14%       34%        36%
Hudson Valley                      4%        -19%        -2%       -9%        16%       14%       39%        38%
Philadelphia                      -8%         -3%        -7%        1%        17%       19%       44%        46%
Detroit                            9%         24%         1%       14%        17%       16%       42%        40%
Rochester                         14%         -3%        25%        9%        20%       20%       49%        49%
Buffalo                           -2%         -2%         2%        4%        20%       20%       50%        50%
Syracuse                         -27%          0%       -17%        0%        23%       23%       58%        59%
Chicago                           12%         16%        16%       16%        17%       18%       47%        44%

Total Portfolio                   -4%          3%        -4%        7%        16%       16%       40%        40%

                                          3rd Qtr    3rd Qtr  Nine Mos   Nine Mos
                                               05         04        05         04
                                          -------    -------  --------   --------
Bad Debts as % of Rents                     0.78%      0.83%     0.68%      0.72%

HOME PROPERTIES, INC.
September 30, 2005 and 2004 Supplemental Information

SAME STORE OPERATING EXPENSE DETAIL

                                    3RD QTR   3RD QTR                         NINE MOS   NINE MOS
                                       2005      2004    QUARTER         %        2005       2004       YEAR         %
                                     ACTUAL    ACTUAL   VARIANCE   VARIANCE     ACTUAL     ACTUAL   VARIANCE   VARIANCE
                                     ------    ------   --------   --------     ------     ------   --------   --------

ELECTRICITY                           2,549     2,251      (298)    -13.2%       6,404      6,064      (340)     -5.6%
GAS                                   1,973     1,891       (82)     -4.3%      15,138     13,428    (1,710)    -12.7%
WATER AND SEWER                       3,176     2,907      (269)     -9.3%       8,703      8,255      (448)     -5.4%
REPAIRS AND MAINTENANCE               8,658     8,637       (21)     -0.2%      22,480     23,487      1,007      4.3%
PERSONNEL EXPENSE                    10,865    10,942         77      0.7%      33,663     32,438    (1,225)     -3.8%
SITE LEVEL INCENTIVE COMPENSATION       822       444      (378)    -85.1%       2,080      1,271      (809)    -63.7%
ADVERTISING                           2,227     2,231          4      0.2%       6,299      6,490        191      2.9%
LEGAL AND PROFESSIONAL                  294       364         70     19.2%       1,046      1,144         98      8.6%
OFFICE AND TELEPHONE                  1,480     1,359      (121)     -8.9%       4,407      4,472         65      1.5%
PROPERTY INS.                         1,606     1,811        205     11.3%       4,748      5,617        869     15.5%
REAL ESTATE TAXES                    11,595    11,098      (497)     -4.5%      34,701     32,702    (1,999)     -6.1%
SNOW                                      5         3        (2)    -66.7%       1,122      1,043       (79)     -7.6%
TRASH                                   740       692       (48)     -6.9%       2,100      2,007       (93)     -4.6%
PROPERTY MANAGEMENT G and A           3,301     2,935      (366)    -12.5%       9,468      8,966      (502)     -5.6%
                                     ------    ------    ------       ---      -------    -------    ------       ---
TOTAL                                49,291    47,565    (1,726)     -3.6%     152,359    147,384    (4,975)     -3.4%
                                     ======    ======    ======       ===      =======    =======    ======       ===

Home Properties, Inc.
September 30, 2005 Supplemental Information

                                                   SUMMARY OF RECENT ACQUISITIONS

                                                                                         (1)               Wgtd. Avg.
                                                                     Purchase     # of   CAP    Purchase    Price Per
Community                                    Market        State         Date    Units  Rate  Price (mm)         Unit
---------                                    ------        -----         ----    -----  ----  ----------         ----
2005 ACQUISITIONS
-----------------
Ridgeview Chase Apartments                   NoVA/DC          MD    1/13/2005      204  7.1%       $19.7      $96,436
Hackensack Gardens                           New Jersey       NJ     3/1/2005      198  5.3%       $12.9      $65,192
Barrington Gardens                           New Jersey       NJ     3/1/2005      148  7.1%        $7.4      $50,176
Sayville Commons                             Long Island      NY    7/15/2005      342  5.4%       $63.6     $185,965
The Brooke at Peachtree Village              Philadelphia     PA    8/15/2005      146  5.7%       $16.0     $109,884
                                                                                 -----  ---       ------     --------
                                                                     SUBTOTAL    1,038  5.8%      $119.7     $115,270

                                                                                         (1)               Wgtd. Avg.
                                                                     Purchase     # of   CAP    Purchase    Price Per
Community                                    Market        State         Date    Units  Rate  Price (mm)         Unit
---------                                    ------        -----         ----    -----  ----  ----------         ----
2004 ACQUISITIONS
-----------------
Chatham Hill Apartments                      New Jersey       NJ    1/30/2004      308  6.2%       $45.7     $148,292
Northwood Apartments                         New Jersey       NJ    1/30/2004      134  6.2%       $14.4     $107,612

Fairmount Apartments                         New Jersey       NJ    1/30/2004       54  6.2%        $2.2      $41,519

Kensington Apartments                        New Jersey       NJ    1/30/2004       38  6.2%        $1.8      $48,211
The Apartments at Wellington Trace           NoVA/DC          MD     3/2/2004      240  7.4%       $29.5     $123,100
The Village at Marshfield                    Boston           MA    3/17/2004      276  7.6%       $27.0      $97,725
Woodleaf Apartments                          NoVA/DC          MD    3/19/2004      228  7.1%       $20.0      $87,895
The Hamptons/The Vinings at Hampton Village  Florida          FL     7/7/2004      836  6.2%       $70.4      $84,161
Regency Club                                 New Jersey       NJ    9/24/2004      372  6.7%       $36.4      $97,890
                                                                                 -----  ---       ------      -------
                                                                    TOTAL YTD    2,486  6.7%      $247.5     $ 99,557
                                                                                 =====  ===       ======     ========

---------------------------------------------------------------------------------------------------------------------
TOTAL 2004 and 2005 Acquisitions                                                 3,524  6.4%      $367.1     $104,185
---------------------------------------------------------------------------------------------------------------------

(1)  CAP  rate  based  on  projected  NOI at the  time of  acquisition  after an allowance for a 3% management fee but before capital expenditures

Home Properties, Inc.
September 30, 2005 Supplemental Information

                             SUMMARY OF RECENT SALES
                             -----------------------

                                                                  (1)              Wgtd. Avg.
                                                   Sale   # of    CAP       Sales   Price Per
Community               Market        State        Date  Units   Rate  Price (mm)        Unit
---------               ------        -----        ----  -----   ----  ----------        ----
2005 SALES
----------
Cedar Glen              Philadelphia  PA       7/8/2005    110   7.0%        $5.9     $53,636

                                                                  (1)              Wgtd. Avg.
                                                   Sale   # of    CAP       Sales   Price Per
Community               Market        State        Date  Units   Rate  Price (mm)        Unit
---------               ------        -----        ----  -----   ----  ----------        ----
2004 SALES
----------
Northgate Manor         Rochester     NY      6/10/2004    224   9.0%        $9.3     $41,603
Maple Lane              South Bend    IN      7/30/2004    396   7.4%       $17.5     $44,192
Apple Hill Apartments   Hamden        CT     12/23/2004    498   7.0%       $48.1     $96,651
Parkview Gardens        Detroit       MI     12/29/2004    484  11.6%       $16.0     $33,033
Golfview Apartments     Detroit       MI     12/29/2004     44   9.1%        $1.5     $35,091
                                                         -----   ---        -----     -------
                                              TOTAL YTD  1,646   8.2%       $92.5     $56,187
                                                         =====   ===        =====     =======

(1)  CAP rate based on projected  NOI at the time of sale after an allowance for a 3% management fee but before capital expenditures

Home Properties, Inc.
September 30, 2005 Supplemental Information

                       BREAKDOWN OF OWNED UNITS BY MARKET

                                     Net                               Net
                                Acquired       As of  12/31/2004  Acquired      As of     Current
MARKET                  STATE    in 2004  12/31/2004  % of Units   in 2005  9/30/2005  % of Units
------                  -----    -------  ----------  ----------   -------  ---------  ----------
SUBURBAN NEW YORK CITY  NY/NJ        906       7,744      18.54%       688      8,432      19.73%
SUBURBAN WASHINGTON     DC           468       7,505      17.97%         1      7,506      17.56%
PHILADELPHIA            PA             0       5,913      14.16%        36      5,949      13.92%
BALTIMORE               MD             0       5,638      13.50%       204      5,842      13.67%
DETROIT                 MI          -528       5,046      12.08%         0      5,046      11.80%
UPSTATE NEW YORK        NY          -224       4,567      10.93%         0      4,567      10.68%
CHICAGO                 IL             0       2,242       5.37%         0      2,242       5.24%
BOSTON                  MA           276       1,252       3.00%         0      1,252       2.93%
FLORIDA                 FL           836         836       2.00%         0        836       1.96%
PORTLAND                ME             0         595       1.42%        48        643       1.50%
DOVER                   DE             0         432       1.03%         0        432       1.01%
HAMDEN                  CT          -498           0       0.00%         0          0       0.00%
SOUTH BEND              IN          -396           0       0.00%         0          0       0.00%
NORTH/CENTRAL           OH             0           0       0.00%         0          0       0.00%
                                     ---      ------      -----        ---     ------      -----
TOTAL                                840      41,770      100.0%       977     42,747      100.0%

Home Properties, Inc.
September 30, 2005 Supplemental Information

                       BREAKDOWN OF OWNED UNITS BY MARKET
                       ----------------------------------
                                     Net                               Net
                                Acquired       As of  12/31/2004  Acquired      As of     Current
MARKET                  STATE    in 2004  12/31/2004  % of Units   in 2005  9/30/2005  % of Units
------                  -----    -------  ----------  ----------   -------  ---------  ----------
SUBURBAN NEW YORK CITY  NY/NJ        906       7,744      18.54%       688      8,432      19.73%
SUBURBAN WASHINGTON     DC           468       7,505      17.97%         1      7,506      17.56%
PHILADELPHIA            PA             0       5,913      14.16%        36      5,949      13.92%
BALTIMORE               MD             0       5,638      13.50%       204      5,842      13.67%
DETROIT                 MI          -528       5,046      12.08%         0      5,046      11.80%
UPSTATE NEW YORK        NY          -224       4,567      10.93%         0      4,567      10.68%
CHICAGO                 IL             0       2,242       5.37%         0      2,242       5.24%
BOSTON                  MA           276       1,252       3.00%         0      1,252       2.93%
FLORIDA                 FL           836         836       2.00%         0        836       1.96%
PORTLAND                ME             0         595       1.42%        48        643       1.50%
DOVER                   DE             0         432       1.03%         0        432       1.01%
HAMDEN                  CT          -498           0       0.00%         0          0       0.00%
SOUTH BEND              IN          -396           0       0.00%         0          0       0.00%
NORTH/CENTRAL           OH             0           0       0.00%         0          0       0.00%
                                     ---      ------      -----        ---     ------      -----
TOTAL                                840      41,770      100.0%       977     42,747      100.0%

Home Properties, Inc.
September 30, 2005 Supplemental Information

Debt Summary Schedule
---------------------

FIXED
-----
                                                                                            MATURITY     YEARS TO
PROPERTY                              LENDER                      RATE          BALANCE         DATE     MATURITY
--------                              ------                      ----          -------         ----     --------
CAMBRIDGE VILLAGE - 2nd (*)           North Fork Bank            5.210          553,193     11/01/05         0.09
IDLYWOOD                              JPMorganChase              8.625        8,508,658     11/01/05         0.09
MID-ISLAND                            North Fork Bank            7.500        6,675,000     05/01/06         0.58
DEVONSHIRE - 1st (*)                  AMI Capital - Fannie       7.100       18,409,403     06/01/06         0.67
COUNTRY VILLAGE                       CharterMac-Fannie          8.385        6,114,198     08/01/06         0.84
HAMPTON COURT                         ORIX RE Capital            8.875        3,230,899     09/01/06         0.92
MILL TOWNE VILLAGE                    Prudential-Fannie Mae      6.325        8,530,000     01/01/07         1.25
WOODGATE PLACE                        ARCS - Fannie              7.865        3,141,801     01/01/07         1.25
BRITTANY PLACE                        ORIX RE Capital            4.780       18,421,910     06/11/07         1.70
SEMINARY TOWERS - 1st                 Wachovia Bank              8.220        1,839,043     06/25/07         1.73
SEMINARY TOWERS - 2nd                 Wachovia Bank              8.400          999,253     06/25/07         1.73
SEMINARY TOWERS - 3rd                 Wachovia Bank              5.350       15,990,721     06/25/07         1.73
SEMINARY TOWERS - 4th                 Wachovia Bank              5.390       10,000,000     06/25/07         1.73
SOUTHERN MEADOWS (*)                  ORIX RE Capital            7.250       19,200,114     07/11/07         1.78
COURTYARDS VILLAGE (*)                Berkshire Mtg-Freddie      6.670        4,885,105     08/01/07         1.84
ROYAL GARDENS APTS. - 1st             M & T Bank - Freddie       4.900       31,052,335     11/01/07         2.09
ROYAL GARDENS APTS. - 2nd             M & T Bank - Freddie       4.550        1,459,409     11/01/07         2.09
FENLAND FIELD                         Prudential-Fannie Mae      5.050       12,142,017     12/01/07         2.17
HP@NEWARK (CHSTNT CRSG)               Prudential-Fannie Mae      4.840       16,640,940     12/01/07         2.17
VILLAGE SQUARE 1, 2 & 3               Prudential-Fannie Mae      5.050       21,165,907     12/01/07         2.17
CYPRESS PLACE                         Reilly - Fannie            7.130        6,137,464     01/01/08         2.25
PAVILION - 2nd                        CharterMac-Fannie          7.450        3,629,463     01/01/08         2.25
PAVILION -3rd                         CharterMac-Fannie          5.030       17,654,272     01/01/08         2.25
THE LANDINGS - 2nd                    CharterMac-Fannie          6.740        3,625,406     01/01/08         2.25
THE LANDINGS -1st                     CharterMac-Fannie          6.930        9,152,133     01/01/08         2.25
VIRGINIA VILLAGE                      First Union NB - Svcr      6.910        8,991,588     01/01/08         2.25
CAMBRIDGE VILLAGE - 1st (*)           North Fork Bank            5.960        2,619,217     03/01/08         2.42
YORKSHIRE VILLAGE (*)                 North Fork Bank            5.810        1,501,703     03/01/08         2.42
DETROIT PORTFOLIO                     JPMorganChase              7.510       42,564,431     06/01/08         2.67
WELLINGTON WOODS/LAKES                ORIX RE Capital            6.980        7,516,169     06/01/08         2.67
CHATHAM HILL - 1st                    Bank of New York           3.900       19,931,764     07/01/08         2.75
NORTHWOOD - 1st                       Bank of New York           3.850        5,508,355     07/01/08         2.75
RACQUET CLUB SOUTH                    NorthMarq - Freddie        6.980        2,845,711     07/01/08         2.75
WESTWOOD VILLAGE - 1st (*)            M and T Bank               5.940       15,747,039     10/31/08         3.09
STONE ENDS                            Prudential-Fannie Mae      4.530       23,339,540     11/01/08         3.09
WESTWOOD VILLAGE - 2nd (*)            M and T Bank               5.940          911,354     11/01/08         3.09
WESTWOOD VILLAGE - 3rd                M and T Bank               5.550       17,916,142     11/01/08         3.09
HP at GOLF CLUB                       ARCS - Fannie              6.585       15,736,352     12/01/08         3.17
DEVONSHIRE - 2nd                      AMI Capital - Fannie       6.720        4,747,060     01/01/09         3.26
HERITAGE SQUARE                       CharterMac-Fannie          5.150        6,410,303     07/01/09         3.75
BLACKHAWK                             M&T Bank-Freddie Mac       5.060       13,565,594     12/01/09         4.17
WILLIAM HENRY                         NorthMarq - Freddie        5.310       23,035,058     12/01/09         4.17
BRADDOCK LEE                          Prudential-Fannie Mae      4.575       21,684,195     01/01/10         4.26
CHERRY HILL                           Prudential-Fannie Mae      5.360        5,143,689     01/01/10         4.26
ELMWOOD TERRACE                       CharterMac-Fannie          5.300       21,503,110     01/01/10         4.26
GLEN MANOR                            Prudential-Fannie Mae      5.065        5,925,358     01/01/10         4.26
HILL BROOK APTS                       M & T Bank - Freddie       5.210       11,428,998     01/01/10         4.26
LAKEVIEW                              Prudential-Fannie Mae      4.575        8,823,088     01/01/10         4.26
PLEASURE BAY                          Prudential-Fannie Mae      4.575       15,338,735     01/01/10         4.26
RIDLEY BROOK                          Prudential-Fannie Mae      4.865        9,884,648     01/01/10         4.26
SHERRY LAKE                           GMAC - Freddie Mac         5.180       19,876,430     01/01/10         4.26
WINDSOR REALTY                        Prudential-Fannie Mae      4.575        4,749,447     01/01/10         4.26
BAYVIEW/COLONIAL                      M & T Bank - Freddie       4.950       11,713,251     03/01/10         4.42
EAST WINDS APARTMENTS                 M & T Bank - Freddie       4.990        6,651,102     03/01/10         4.42
MULTI-PROPERTY                        M & T Bank - Freddie       7.575       45,400,000     05/01/10         4.59
CIDER MILL - 1st                      Berkshire Mtg-Freddie      7.700       44,888,190     10/01/10         5.01
CIDER MILL - 2nd                      Berkshire Mtg-Freddie      5.180       18,467,390     10/01/10         5.01
HP at DEVON                           Prudential-Fannie Mae      7.500       28,892,000     10/01/10         5.01
TREXLER PARK                          Prudential-Fannie Mae      7.500       10,140,000     10/01/10         5.01
MULTI-PROPERTY                        Prudential-Fannie Mae      7.250       32,978,000     01/01/11         5.26
MULTI-PROPERTY                        Prudential-Fannie Mae      6.360        8,141,000     01/01/11         5.26
MULTI-PROPERTY                        Prudential-Fannie Mae      6.160       58,881,000     01/01/11         5.26
ORLEANS VILLAGE - 1st                 Prudential-Fannie Mae      6.815       43,745,000     01/01/11         5.26
ORLEANS VILLAGE - 2nd                 Prudential-Fannie Mae      5.360       22,248,000     01/01/11         5.26
NEW ORLEANS/ARBOR CRSG                Prudential-Fannie Mae      4.860       19,552,778     03/01/11         5.42
RACQUET CLUB EAST - 1st               Prudential-Fannie Mae      6.875       21,708,751     04/01/11         5.50
RACQUET CLUB EAST - 2nd               Prudential-Fannie Mae      5.490       10,567,000     04/01/11         5.50
MEADOWS APARTMENTS                    Prudential-Fannie Mae      6.875        3,346,201     05/01/11         5.59
TIMBERCROFT TH's 1 - 1st              GMAC - HUD                 8.500          584,367     05/01/11         5.59
LAKE GROVE - 1st                      Prudential-Fannie Mae      6.540       26,412,856     12/01/11         6.17
LAKE GROVE - 2nd                      Prudential-Fannie Mae      5.510       11,330,000     12/01/11         6.17
MULTI_PROPERTY NOTES PAY              Seller Financing           4.000          582,163     02/01/12         6.34
TIMBERCROFT TH's 3 - 1st              GMAC - HUD                 8.000          821,377     02/01/12         6.34
EMERSON SQUARE                        M&T Bank-Freddie Mac       6.850        2,208,132     03/01/12         6.42
FAIRVIEW                              M&T Bank-Freddie Mac       6.850        7,430,845     03/01/12         6.42
PARADISE LANE                         M&T Bank-Freddie Mac       6.830        8,668,028     03/01/12         6.42
PERINTON MANOR                        M&T Bank-Freddie Mac       6.850        9,192,263     03/01/12         6.42
GATEWAY VILLAGE                       Prudential-Fannie Mae      6.885        7,001,568     05/01/12         6.59
HP at CASTLE CLUB                     NorthMarq - Freddie        9.550        6,741,221     05/01/12         6.59
THE COLONIES                          Prudential-Fannie Mae      7.110       20,931,333     06/01/12         6.67
CARRIAGE HILL - NY                    M&T Bank-Freddie Mac       6.850        5,785,716     07/01/12         6.76
CORNWALL PARK                         M&T Bank-Freddie Mac       6.830        5,592,110     07/01/12         6.76
HARBORSIDE MANOR - 1st                M&T Bank-Freddie Mac       6.850        7,280,360     07/01/12         6.76
HARBORSIDE MANOR - 2nd                M&T Bank-Freddie Mac       5.680        1,192,990     07/01/12         6.76
LAKESHORE VILLAS                      M&T Bank-Freddie Mac       6.850        4,999,823     07/01/12         6.76
PATRICIA APTS                         M&T Bank-Freddie Mac       6.830        5,302,863     07/01/12         6.76
PEARL STREET                          M&T Bank-Freddie Mac       6.830        1,094,318     07/01/12         6.76
SUNSET GARDENS - 1st                  M&T Bank-Freddie Mac       6.830        5,881,357     07/01/12         6.76
SUNSET GARDENS - 2nd                  M&T Bank-Freddie Mac       5.520        2,833,913     07/01/12         6.76
WESTMINISTER PLACE                    M&T Bank-Freddie Mac       6.850        6,557,145     07/01/12         6.76
WOODHOLME MANOR                       Prudential-Fannie Mae      7.160        3,763,266     07/01/12         6.76
REGENCY CLUB - 1st                    CharterMac-Fannie          4.840       18,906,783     10/01/12         7.01
REGENCY CLUB - 2nd                    CharterMac-Fannie          4.950        7,901,163     10/01/12         7.01
HACKENSACK GARDENS - 1st              Wash Mut - Fannie          5.260        4,828,431     03/01/13         7.42
HACKENSACK GARDENS - 2nd              Wash Mut - Fannie          5.440        4,631,534     03/01/13         7.42
CANTERBURY APARTMENTS                 M&T Bank-Fannie Mae        5.020       29,707,136     05/01/13         7.59
MORNINGSIDE                           JPMorganChase              6.990       17,682,870     05/01/13         7.59
MULTI-PROPERTY                        Prudential - Fannie Mae    6.475      100,000,000     08/31/13         7.92
1600 ELMWOOD AVE                      Legg Mason-Freddie         5.630       10,910,193     10/01/13         8.01
DEERFIELD WOODS                       GE Financial               7.000        3,088,530     01/01/14         8.26
BROOK HILL                            M&T Bank-Freddie Mac       5.480        8,432,989     04/01/14         8.51
FALKLAND CHASE                        CharterMac-Fannie          5.480       14,946,724     04/01/14         8.51
WELLINGTON TRACE                      M&T Bank-Freddie Mac       5.520       26,055,831     04/01/14         8.51
HAWTHORNE COURT                       PW Funding - Fannie        5.270       37,921,859     07/01/14         8.76
CURREN TERRACE                        M&T Bank-Freddie Mac       5.360       14,831,014     10/01/14         9.01
RAINTREE                              Capitalized Lease          4.920        5,758,912     12/01/14         9.18
CARRIAGE HILL - MI                    Prudential-Fannie Mae      5.575        7,096,614     07/01/15         9.76
CARRIAGE PARK                         Prudential-Fannie Mae      5.575        9,334,761     07/01/15         9.76
STRATFORD GREENS                      North Fork Bank            5.750       33,629,462     07/01/15         9.76
SAYVILLE COMMONS                      M&T Bank-Freddie Mac       5.000       43,547,612     08/01/15         9.84
PAVILION - 1st                        CharterMac-Fannie          8.000        7,450,018     11/01/18        13.10
BONNIE RIDGE - 1st                    Prudential                 6.600       15,901,940     12/15/18        13.22
BONNIE RIDGE - 2nd                    Prudential                 6.160       19,420,175     12/15/18        13.22
TIMBERCROFT TH's 1 - 2nd              M & T Realty - HUD         8.375        2,004,661     06/01/19        13.68
TIMBERCROFT TH's 3 - 2nd              M & T Realty - HUD         8.375        2,952,704     06/01/19        13.68
VILLAGE GREEN, FW                     ARCS Mortgage              8.230        3,710,425     10/01/19        14.01
RAINTREE                              Leasehold Mortgage         8.500        1,004,147     04/30/20        14.59
MACOMB MANOR                          EF&A Funding               8.630        3,602,415     06/01/21        15.68
SHAKESPEARE PARK                      Reilly Mortgage            7.500        2,353,518     01/01/24        18.27
HOLIDAY SQUARE (*)                    Red Capital (Servicer)     6.700        3,512,200     03/01/24        18.43
WOODLEAF                              HOC of Montgom Cty         5.080        7,936,299     02/01/27        21.35
BARI MANOR (*)                        Wachovia (Servicer)        4.440        2,905,544     10/11/28        23.05
HUDSON VIEW ESTATES (*)               Wachovia (Servicer)        4.500        2,252,325     10/11/28        23.05
SHERWOOD TOWNHOUSES (*)               Wachovia (Servicer)        4.290          704,794     10/11/28        23.05
SPARTA GREEN (*)                      Wachovia (Servicer)        4.440        1,836,990     10/11/28        23.05
OWINGS RUN 1                          Reilly Mortgage            8.000       17,042,952     10/01/35        30.02
OWINGS RUN 2                          Prudential Hunt-HUD        8.000       14,230,250     06/01/36        30.69
THE VILLAGE AT MARSHFIELD             Capstone Realty (HUD)      5.950       24,321,324     01/01/42        36.28

     WTD AVG - FIXED SECURED                                      6.11    1,658,266,499                      6.71
                                                                          -------------
     % OF PORTFOLIO - FIXED                                                       89.9%

VARIABLE SECURED
----------------
BARRINGTON GARDENS L+165              Wachovia                   5.340        4,395,000     03/15/08         2.46
CHATHAM HILL 2nd - L+150              Bank of New York           5.190        6,426,550     07/01/08         2.75
NORTHWOOD 2nd - L + 150               Bank of New York           5.190        2,662,155     07/01/08         2.75
THE HAMPTONS 90L + 65                 Prudential-Fannie Mae      4.730       55,065,952     08/01/14         8.84
FALKLAND CHASE BMA Index + 1.12       Capri Capital              3.498       24,695,000     10/01/30        25.02
                                                                          -------------
     WTD AVG - VARIABLE SECURED                                   4.48       93,244,657                     12.23

     WTD AVG - TOTAL SECURED DEBT                                 6.02    1,751,511,156                      6.94

AFFORDABLE GENERAL LEDGER PARTNER
MINORITY INTEREST PROPERTIES
HELD FOR SALE INCLUDED IN
DISCONTINUED OPERATIONS:                                             6       17,043,142     11/01/34        29.11
                                                                          -------------

VARIABLE UNSECURED - LINE OF CREDIT
-----------------------------------
LINE OF CREDIT                        M and T Bank et. al.        4.58       94,000,000     09/01/08         2.92
                                                                          -------------
     Adjusts Daily LIBOR + 75

------------------------------------- ------------------------
     WTD AVG - COMBINED DEBT                                     5.947    1,862,554,298                      6.94
                                                                          -------------

------------------------------------- ---------------------------------                               ------------
WTG AVG - TOTAL SECURED DEBT                                      6.02                                       6.94
------------------------------------- ---------------------------------                               ------------
WTD AVG - TOTAL PORTFOLIO                                         5.95                                       6.94
------------------------------------- ---------------------------------                               ------------

(*)  General ledger balance and rate have been adjusted  pursuant to FAS #141 to reflect fair market value of debt.

--------------------------------------------------------------------------------
                             FREE & CLEAR PROPERTIES
                             -----------------------
1600 East Avenue                   164     Newcastle Apartments             197
Beechwood Gardens                  160     Rider Terrace                     24
Cherry Hill Club                   165     Ridgeview Chase                  204
Coventry Village                    94     Sherwood House                     6
East Hill Gardens                   33     Springwells Park                 303
Fairmount                           54     Terry Apartments                  65
Gardencrest                        696     The Brooke at Peachtree          146
Glen Brook                         173     The Colony                       783
Holiday Square - Muncy              23     The Lakes                        434
Kensington                          38     The Sycamores                    185
Liberty Commons                     48     West Springfield Terrace         244
Maple Tree                          84

Total Free and Clear Properties:    23                Units:              4,323
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        FIXED RATE MATURING DEBT SCHEDULE
                        ---------------------------------

                         MATURING             WTD AVG           Percent of
     YEAR                    DEBT                RATE                Total
     ----                    ----                ----                -----
     2005               9,061,851                8.42                0.55%
     2006              34,429,500                7.57                2.08%
     2007             165,468,554                5.49                9.98%
     2008             205,328,104                6.00               12.38%
     2009              47,758,016                5.36                2.88%
     2010             290,509,630                6.14               17.52%
     2011             259,494,952                6.31               15.65%
     2012             140,668,738                6.61                8.48%
     2013             167,760,164                6.15               10.12%
     2014             111,035,859                5.41                6.70%
     2015              93,608,449                5.37                5.64%
2016-2042             133,142,681                7.75                8.03%
                    -------------                ----              ------

    TOTAL           1,658,266,499                6.11              100.00%
--------------------------------------------------------------------------

Home Properties, Inc.
NAV calculation as of September 30, 2005
Based on properties wholly owned - before FIN 46R adjustment

Cap Rate (after 3% G & A, before capital expenditures) [1]        6.30%
                                                                  ----

3rd QTR 2005
------------
Rent                                                            117,581
Property other income                                             7,626
Operating & maintenance expense                                 (54,161)
                                                             ----------
Property NOI                                                     71,046
Adjustment for 3rd QTR acquisitions                                 242
                                                             ----------
Effective 3rd QTR "run rate"                                     71,288

Annualized (for 3rd qtr seasonality) 26.4%                      270,032
NOI growth for next 12 months @ 3%                                8,101
                                                             ----------
Adjusted NOI                                                    278,133

Real estate value using above cap rate                        4,414,811
Balance sheet adjustments before FIN 46R
----------------------------------------
Cash                                                              5,264
Construction in progress at book value                            1,738
Other assets                                                     84,797
Less:
  Deferred charges                                              (11,060)
  Intangible                                                       (471)
                                                             ----------
Gross value                                                   4,495,079
Less liabilities & perpetual preferred stock                 (1,979,244)
                                                             ----------
Net Asset Value                                              $2,515,835
                                                             ==========
Per share/unit - fully diluted, outstanding at end of qtr        $52.30
                                                             ==========
        48,106.3 shares (000's)

Adjustment for Acquisitions
---------------------------
                                                                            Initial                       # of days
                                                                        Unleveraged      Quarterly          Missing
Property             Units      Region        Price         Date             Return            NOI       In Quarter      Adj
--------             -----      ------        -----         ----             ------            ---       ----------      ---
Sayville Commons       342          NY      $63,600     07/15/05               5.4%            859               14      131
Brooke @ Peachtree     146          PA      $16,043     08/15/05               5.7%            229               45      112
                                                                                                 -                         -
                                                                                                                        ----
                                                                                                                        $242

--------------------------- ----------- ------------ ------------ ------------------ -------------- ---------------- --------
Reconcilation to financial statements:                                        Other          O & M
                                                               Rent          Income        Expense
                                                               ----          ------        -------
Per financial statement                                     117,581           7,626       (54,161)
Add back properties classified as discontinued operations
  still wholly owned at June 30, 2005:                            -               -             -
                                                            -------           -----       -------

Proper run rate before acquisitions                         117,581           7,626       (54,161)
                                                            =======           =====       =======

Operating  expenses now include a charge for G & A, so NAV calculation  does not need additional allocation.

[1]  The cap rate  represents  current market  conditions.  Each property in the portfolio is assigned a cap rate, and the weighted  average result is 6.0%.
     In addition,  due to the secured  nature of the assets,  above market debt, and cost to prepay,  an  additional  30 basis points are added to arrive at above cap rate.

                             Home Properties, Inc.
                   September 30, 2005 Supplemental Information

                      Recurring Capital Expenditure Summary

The  Company  has a policy  to  capitalize  costs  related  to the  acquisition, development, rehabilitation, construction and improvement of properties. Capital improvements  are costs that increase the value and extend the useful life of an asset.  Ordinary repair and maintenance costs that do not extend the useful life of the asset are expensed as incurred. Costs incurred on a lease turnover due to normal wear and tear by the resident are expensed on the turn. Recurring capital
improvements  typically  include:  appliances,   carpeting  and  flooring,  HVAC
equipment,  kitchen/ bath cabinets,  new roofs,  site  improvements  and various exterior building  improvements.  Non- recurring  upgrades include,  among other items: community centers, new windows, and kitchen/ bath apartment upgrades. The
Company capitalizes interest and certain internal personnel costs related to the communities under rehabilitation and construction.

The table  below is a list of the items  that  management  considers  recurring, non-revenue enhancing capital and maintenance expenditures for a standard garden style apartment.  Included are the per unit replacement cost and the useful life that management estimates the Company incurs on an annual basis.

                                                                                       Maintenance
                                                                       Capitalized         Expense       Total
                                         Capitalized                   Expenditure        Cost per    Cost per
                                            Cost per        Useful        Per Unit            Unit        Unit
Category                                        Unit       Life(1)     Per Year(2)     Per Year(3)    Per Year
--------                                        ----       -------     -----------     -----------    --------
Appliances                                    $1,000            18             $56              $5         $61
Blinds/Shades                                    130             6              22               6          28
Carpets/cleaning                                 840             6             140              97         237
Computers, equipment, misc.(4)                   120             5              24              29          53
Contract repairs                                   -             -               -             102         102
Exterior painting (5)                             84             5              17               1          18
Flooring                                         250             8              31               -          31
Furnace/Air (HVAC)                               765            24              32              43          75
Hot water heater                                 130             7              19               -          19
Interior painting                                  -                             -             138         138
Kitchen/bath cabinets                          1,100            25              44               -          44
Landscaping                                        -             -               -             106         106
New roof                                         800            24              33               -          33
Parking lot                                      400            15              27               -          27
Pool/ Exercise facility                          100            16               6              23          29
Windows                                          980            36              27               -          27
Miscellaneous (6)                                705            15              47              40          87
                                              ------                          ----            ----      ------
Total                                         $7,404                          $525            $590      $1,115
                                              ======                          ====            ====      ======

(1)  - Estimated weighted average actual physical useful life of the expenditure capitalized.

(2)  - This amount is not  necessarily  incurred each and every year. Some years will be higher,  or lower  depending  on the timing of certain  longer life expenditures.

(3)  - These expenses are included in the Operating and maintenance line item of the Consolidated  Statement of Operations.  Maintenance labor costs are not included  in the $590 per  unit  estimate.  All  personnel  costs  for site supervision,  leasing  agents,  and  maintenance  staff  are  combined  and disclosed in the Company's same- store expense detail schedule.

(4)  -  Includes  computers,   office  equipment/  furniture,   and  maintenance
     vehicles.

(5)  - The level of exterior  painting  may be lower than other  similar  titled presentations as the Company's  portfolio has a significant amount of brick exteriors.  In addition,  the other exposed surfaces are most often covered in aluminum or vinyl.

(6)  - Includes items such as; balconies, siding, and concrete/sidewalks.

In  reviewing  the  breakdown of costs above,  one must  consider the  Company's unique strategy in operating apartments which has been to improve every property every year regardless of age.  Another part of its strategy is to purchase older properties  and rehab and reposition  them to enhance  internal rates of return.
This strategy  results in higher costs of capital  expenditures  and maintenance costs  which is more  than  justified  by  higher  revenue  growth,  higher  net operating income growth and a higher rate of property appreciation.

                              Home Properties, Inc.
                   September 30, 2005 Supplemental Information

                           Capital Expenditure Summary

The  Company  estimates  that  during  the three and  nine-month  periods  ended
September 30, 2005  approximately  $131 and $394 per unit was spent on recurring capital expenditures,  respectively. The table below summarizes the breakdown of capital  improvements by major categories  between recurring and  non-recurring, revenue generating capital improvements as follows:

              For the three-month period ended September 30, 2005
              ---------------------------------------------------
                      (in thousands, except per unit data)
                                                                                                                                                                                                                                                                                                 Total
                                                          Non-              Capital
                                 Recurring      Per  Recurring      Per    Improve-       Per
                                    Cap Ex  Unit(a)     Cap Ex  Unit(a)       ments   Unit(a)
                                    ------  -------     ------  -------       -----   -------
New Buildings                           $-       $-     $1,374      $32      $1,374       $32
Major building improvements            969       23      5,325      125       6,294       148
Roof replacements                      352        8      1,905       45       2,257        53
Site improvements                      352        8      2,381       56       2,733        64
Apartment upgrades                     703       16      5,089      120       5,792       136
Appliances                             597       14        662       16       1,259        30
Carpeting/Flooring                   1,822       43      1,408       33       3,230        76
HVAC/Mechanicals                       543       13      3,990       93       4,533       106
Miscellaneous                          256        6        582       14         838        20
                                    ------     ----    -------     ----     -------      ----
Totals                              $5,594     $131    $22,716     $534     $28,310      $665
                                    ======     ====    =======     ====     =======      ====

(a)  Calculated  using  the  weighted  average  number  of  units   outstanding,
     including  39,175  core  units,  2004  acquisition  units of 2,486 and 2005 acquisition  units of 948 for the  three-month  period ended  September 30,
     2005.

               For the nine-month period ended September 30, 2005
               --------------------------------------------------
                      (in thousands, except per unit data)

                                                                               Total
                                                           Non-              Capital
                                 Recurring      Per   Recurring      Per    Improve-       Per
                                    Cap Ex  Unit(a)      Cap Ex  Unit(a)       ments   Unit(a)
                                    ------  -------      ------  -------       -----   -------
New Buildings                           $-       $-      $3,686      $87      $3,686       $87
Major building improvements          2,884       68      10,704      253     $13,588       321
Roof replacements                    1,046       25       3,167       75      $4,213       100
Site improvements                    1,046       25       4,609      109      $5,655       134
Apartment upgrades                   2,092       50      13,503      320     $15,595       370
Appliances                           1,775       42       1,405       33      $3,180        75
Carpeting/Flooring                   5,420      128       2,629       62      $8,049       190
HVAC/Mechanicals                     1,616       38       8,835      209     $10,451       247
Miscellaneous                          761       18       1,962       46      $2,723        64
                                   -------     ----     -------   ------     -------    ------
Totals                             $16,640     $394     $50,500   $1,194     $67,140    $1,588
                                   =======     ====     =======   ======     =======    ======

(a)  Calculated using the weighted average number of units  outstanding,  39,175 core units,  2004 acquisition  units of 2,486 and 2005 acquisition units of
     597 for the nine-month period ended September 30, 2005.

                              Home Properties, Inc.
                   September 30, 2005 Supplemental Information

                           Capital Expenditure Summary
                           ---------------------------

The  schedule  below  summarizes  the  breakdown of total  capital  improvements between core and non-core as follows:

              For the three-month period ended September 30, 2005
              ---------------------------------------------------
                      (in thousands, except per unit data)
                                                                              Total
                                                          Non-              Capital
                                 Recurring      Per  Recurring      Per    Improve-       Per
                                    Cap Ex     Unit     Cap Ex     Unit       ments      Unit
                                    ------     ----     ------     ----       -----      ----
Core Communities                    $5,144     $131    $19,309     $493     $24,453      $624
2005 Acquisition Communities           124      131        696      734        $820       865
2004 Acquisition Communities           326      131      2,711    1,091      $3,037     1,222
                                   -------     ----    -------   ------     -------    ------
Sub-total                            5,594      131     22,716      534      28,310       665
2005 Disposed Communities                1      131         23    2,737          24     2,868
2004 Disposed Communities                -        -          -        -           -         -
Corporate office expenditures (1)        -        -          -        -       2,420         -
                                   -------     ----    -------   ------     -------    ------
                                    $5,595     $131    $22,739     $534     $30,754      $665

               For the nine-month period ended September 30, 2005
               --------------------------------------------------
                      (in thousands, except per unit data)
                                                                              Total
                                                          Non-              Capital
                                 Recurring      Per  Recurring      Per    Improve-       Per
                                    Cap Ex     Unit     Cap Ex     Unit       ments      Unit
                                    ------     ----     ------     ----       -----      ----
Core Communities                   $15,426     $394    $45,266   $1,155     $60,692    $1,549
2005 Acquisition Communities           235      394        920    1,541       1,155     1,935
2004 Acquisition Communities           979      394      4,314    1,735       5,293     2,129
                                   -------     ----    -------   ------     -------    ------
Sub-total                           16,640      394     50,500    1,194      67,140     1,588
2005 Disposed Communities               30      394         60      794          90     1,188
2004 Disposed Communities                -        -          -        -           -         -
Corporate office expenditures (1)        -        -          -        -       5,750         -
                                   -------     ----    -------   ------     -------    ------
                                   $16,670     $394    $50,560   $1,194     $72,980    $1,588
                                   =======     ====    =======   ======     =======    ======

 (1)  - No distinction is made between recurring and  non-recurring  expenditures for corporate office.

                  Adjusted Net Operating Income - Core Properties
                  -----------------------------------------------

                                     Third         Third
                                   Quarter       Quarter
                                 9/30/2005     9/30/2004   Change
                                 ---------     ---------   ------

Net Operating Income               $65,025       $62,339     4.3%
Less: Non-recurring Cap-ex @ 5%      (965)             -       -
                                   -------       -------     ---
Adjusted Net Operating Income      $64,060       $62,339     2.8%
                                   =======       =======     ===

Some  of  our  Core  Property  NOI  reflects  incremental   investments  in  the
communities  above  and  beyond  normal  capital  replacements.  After  charging ourselves a 5% cost of debt capital on these  additional  expenditures,  what we refer to as the  adjusted  NOI for the  quarter is  recalculated  and  presented above.

Home Properties, Inc.
September 30, 2005 Supplemental Information

2005 Earnings Guidance                                                 Actual      Actual       Actual     Projected
                                                                        First      Second        Third        Fourth
                                                                      Quarter     Quarter      Quarter       Quarter         Year
                                                                      -------     -------      -------       -------         ----
---------------------------------------------------------------------------------------------------------------------------------
2005 compared to 2004 based on NAREIT definition

FFO per share - 2005 actual/guidance per NAREIT definition             $0.434      $0.749       $0.938     $.70-$.72  $2.82-$2.84
Midpoint of guidance - equal to actual except for 4th qtr and year     $0.434      $0.749       $0.938         $0.71        $2.83

FFO per share - 2004 actual per NAREIT definition                      $0.615      $0.719       $0.563        $0.717        $2.62
Improvement projected                                                  -29.4%        4.2%        66.6%         -1.0%         8.0%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
2005 compared to 2004 based on "Operating FFO"
                                                                                                                          $2.83 -
FFO per share - 2005 actual/guidance, before impairment charges        $0.596      $0.749       $0.787   $.70 - $.72        $2.85
Midpoint of guidance - equal to actual except for 4th qtr and year     $0.596      $0.749       $0.787         $0.71        $2.84

FFO per share - 2004 Operating FFO, before impairment charges          $0.615      $0.741       $0.762        $0.717        $2.84
Improvement projected                                                   -3.2%        1.1%         3.3%         -1.0%         0.0%
---------------------------------------------------------------------------------------------------------------------------------

Operating  FFO is  consistent  with 2003  NAREIT  definition  which  added  back impairment  charges.  The first  quarter of 2005 included 16 cents of impairment charges,  with 15 cents reversing out in the third quarter,  leaving one cent of net  impairment  charge  added back for  "Operating  FFO" for the entire year of
2005.

The results and  comparison to 2004 is shown two ways:  first (top box) equal to the  current  NAREIT  definition  where  impairment  charges on the sale of real estate  reduced  2004 results by 22 cents;  and second  (lower box) after adding back the impairment  charges.  Management believes that comparing 2005 Operating
FFO  guidance  to  2004  Operating  FFO is a  better  indicator  of  comparative expectations.

Assumptions for mid-point of guidance:
--------------------------------------
Same store revenue growth                                                1.6%        1.9%         4.0%          4.0%         2.9%

Same store expense growth                                                2.3%        4.2%         3.6%          9.2%         4.8%

Same store NOI growth                                                    1.0%        0.1%         4.3%          0.2%         1.5%

Same store 2005 economic occupancy                                      92.3%       93.2%        93.6%         93.6%        93.2%
Same store 2004 economic occupancy                                      93.6%       93.8%        92.8%         92.4%        93.1%
Difference in occupancy                                                 -1.3%       -0.6%         0.8%          1.2%         0.1%

Acquisition pace (1)                                              $40 million  $0 million  $80 million  $180 millio  $300 million

Disposition pace                                                   $0 million  $0 million   $6 million  $135 million $141 million
                                                                                                                                .

(1)  The fourth quarter  acquisitions may result in a much lower number. If that is the case, the level of stock buy back would increase significantly.

Consolidation Summary of the Balance Sheet as of September 30, 2005
(in thousands)

                                                 September 30,      Effect of  September 30,
                                                          2005        FIN 46R           2005
                                              (before FIN 46R)  Consolidation  (as reported)
                                              ----------------  -------------  -------------
ASSETS
Real estate:
  Land                                                $416,538    $         -     $  416,538
  Construction in progress                               1,738              -          1,738
  Buildings, improvements and equipment              2,817,939              -      2,817,939
  Real estate held for sale or disposal, net                 -         21,173         21,173
                                                    ----------      ---------     ----------
                                                     3,236,215         21,173      3,257,388
  Less:  accumulated depreciation                     (478,645)             -       (478,645)
                                                    ----------      ---------     ----------
    Real estate, net                                 2,757,570         21,173      2,778,743

Cash and cash equivalents                                5,255              9          5,264
Cash in escrows                                         36,749            838         37,587
Accounts receivable                                      5,905            104          6,009
Prepaid expenses                                        21,437            113         21,550
Investment in and advances to affiliates                   651           (651)             -
Deferred charges                                        10,795            265         11,060
Other assets                                             8,591              -          8,591
                                                    ----------      ---------     ----------
    Total assets                                    $2,846,953        $21,851     $2,868,804
                                                    ==========        =======     ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Mortgage notes payable                              $1,751,511        $17,043     $1,768,554
Line of credit                                          94,000              -         94,000
Accounts payable                                        18,325            393         18,718
Accrued interest payable                                 8,649             89          8,738
Accrued expenses and other liabilities                  22,521            309         22,830
Security deposits                                       23,349             98         23,447
                                                    ----------      ---------     ----------
         Total liabilities                           1,918,355         17,932      1,936,287
                                                    ----------      ---------     ----------
Minority interest                                      283,251          3,919        287,170
                                                    ----------      ---------     ----------
Stockholders' equity                                   645,347              -        645,347
                                                    ----------      ---------     ----------
    Total liabilities and stockholders' equity      $2,846,953      $  21,851     $2,868,804
                                                    ==========      =========     ==========